COLUMBIA FUNDS SERIES TRUST I

                Columbia Oregon Intermediate Municipal Bond Fund

     Supplement to the Prospectuses and Statement of Additional Information,
                           each dated January 1, 2008


Columbia Oregon Intermediate Municipal Bond Fund currently operates as a "diversified" fund for purposes of the Investment Company Act of 1940, as amended. Accordingly, the Fund's prospectuses and statement of additional information are revised and supplemented as follows:

1) The fifth paragraph under the section entitled "Principal Investment Strategies" and the reference to "Non-diversified mutual fund risk" in the accompanying "FUNDimensions" information table in the prospectuses are deleted in their entirety.

2) The "Non-Diversified Mutual Fund Risk" bullet in the section entitled "Principal Risks", and any additional references to non-diversified mutual fund risk, in the prospectuses are deleted in their entirety.

3) The third paragraph under the section entitled "About the Trust" in the statement of additional information is revised and replaced in its entirety with the following:

           Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Columbia Conservative High Yield Fund, Columbia Federal Securities Fund and Columbia Balanced Fund is a diversified series of the Trust. Columbia Oregon Intermediate Municipal Bond Fund is operating as a diversified series of the Trust. Each of the Funds has a fiscal year end of August 31st.







INT-47/153727-0508                                                 May 12, 2008